                                                                    EXHIBIT 99.7

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:      31 Aug 2001
       ---------------------

                                            /s/ J. Gary Cooper
                                        -----------------------------
                                                J. Gary Cooper

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.

       September 18, 2001
Date:  -------------------
                                         /s/ Robert J. Darnall
                                        -----------------------------
                                              Robert J. Darnall

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:  September 4, 2001
       --------------------

                                           /s/ Shirley Ann Jackson
                                        -----------------------------
                                           Dr. Shirley Ann Jackson

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:        9-5-01
       ____________________

                                            /s/ Charles R. Lee
                                        -----------------------------
                                                Charles R. Lee

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:     Sept 5, 2001
       --------------------

                                              /s/ Paul E. Lego
                                        -----------------------------
                                                  Paul E. Lego

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:   September 5, 2001
       --------------------

                                           /s/ John F. McGillicuddy
                                        -----------------------------
                                               John F. McGillicuddy

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:        9/4/01
       --------------------

                                          /s/ Seth E. Scholfield
                                        -----------------------------
                                              Seth E. Scholfield

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:        9/10/01
       -------------------

                                             /s/ John W. Snow
                                        -----------------------------
                                                 John W. Snow

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:        8-30-01
       --------------------

                                            /s/ John P. Surma, Jr.
                                        -----------------------------
                                                John P. Surma, Jr.

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


Pursuant to Section 230.438 of Regulation C promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the proxy statement/prospectus, which forms a part of the Registration Statement on Form S-4 relating to the proposed separation of the businesses represented by the U.
S. Steel Group of USX Corporation ("USX") from USX, as a person who is expected to become a director of United States Steel LLC (to be converted to United States Steel Corporation) upon, or shortly before, the effectiveness of such separation. As of the effective time of the Registration Statement, the undersigned will not be a member of the Board of Directors of United States Steel LLC and will not be required to sign the Registration Statement.


Date:      Sept 7, 2001
       --------------------

                                            /s/ Douglas C. Yearley
                                        -----------------------------
                                                Douglas C. Yearley